UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K
                                   ----------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 2006

                                   ----------
                            INKSURE TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    0-24431                    84-1417774
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                        1770 N.W. 64TH STREET. SUITE 350
                            FORT LAUDERDALE, FL 33309
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 772-8507

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 13, 2006, InkSure Technologies Inc., a Delaware corporation (the "COMPANY") entered into an employment agreement with Mr. Mickey Brandt (the "EMPLOYMENT AGREEMENT") for the positions of Vice President and Chief Financial Officer of each of the Company and its subsidiaries, InkSure Inc., InkSure RF Inc. and InkSure Ltd. (collectively, the "SUBSIDIARIES") effective September 13, 2006.

     Under the terms of the Employment Agreement, Mr. Brandt will receive a monthly base salary of 36,000 NIS, plus customary payments that are made to employees in Israel, and the use of a Company automobile. Mr. Brandt is also entitled to an option to purchase up to 100,000 shares of the Company's common stock, at an exercise price equal to the last trading price of the Company's common stock as reported by the Over-the-Counter Bulletin Board on the date of grant, which shares shall vest in equal annual installments over a period of three years. Mr. Brandt may terminate the Employment Agreement upon 60 days' prior written notice and the Company may terminate the Employment Agreement upon 90 days' prior written notice, provided that the Company may terminate the Employment Agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The Employment Agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

     Aside from the Employment Agreement, there is no direct or indirect material interest in any transactions or any relationships between the Company and its affiliates, on the one hand, and Mr. Brandt, on the other.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On July 13, 2006, Eyal Bigon, Vice President, Chief Financial Officer, Secretary and Treasurer of each of the Company and its Subsidiaries (except for InkSure Ltd., of which he is Chief Executive Officer), notified the Company of his resignation from such positions and the termination of his employment agreement, dated February 10, 2003, effective September 13, 2006. Mr. Bigon has resigned and terminated his employment with the Company in order to accept a new position with a company outside the field of document security and authentication.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On July 13, 2006, Eyal Bigon, Vice President, Chief Financial Officer, Secretary and Treasurer of the Company, notified the Company that he was resigning, effective September 13, 2006, from his positions of Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its Subsidiaries and as Chief Executive Officer of InkSure Ltd. in order to accept a new position with a company outside the field of document security and authentication. Mr. Bigon is expected to remain the Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its Subsidiaries (except for InkSure Ltd., of which he is Chief Executive Officer) until September 13, 2006, at which time Mr. Brandt will assume Mr. Bigon's obligations, except as noted below. Mr. Bigon's resignation was not due to a disagreement with the Company known to an executive officer of the Company on any matter relating to the Company's operations, policies or practices.

     Mr. Brandt will not assume Mr. Bigon's position as Chief Executive Officer of InkSure Ltd., but will instead hold the positions of Vice President, Chief Financial Officer, Secretary and Treasurer of that company. Yaron Meerfeld, the Company's current Chief Operating Officer, will assume the position of Chief Executive Officer of InkSure Ltd. effective September 13, 2006.

     The Company's Board of Directors has appointed Mickey Brandt to the position of Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its Subsidiaries effective September 13, 2006. The Company and Mr. Brandt have entered into an Employment Agreement, the terms of which are described in Item 1.01 of this Current Report on Form 8-K and are hereby incorporated by reference.

     The Company's Board of Directors has also appointed Mr. Meerfeld, the Company's current Chief Operating Officer, as the Chief Executive Officer of InkSure Ltd., effective September 13, 2006.

     Since 2000, Mr. Brandt, age 50, has been the Chief Financial Officer of Mofet Venture Capital Fund, an Israeli venture capital fund that is publicly traded on the Tel Aviv Stock Exchange, where he oversaw all financial activities of the fund and provided financial assistance and advice to the fund's portfolio companies. Prior to joining Mofet, Mr. Brandt served as Chief Financial Officer of CogniTens 3D Vision Systems Ltd., a 3D vision measurement systems provider for the automotive and aerospace industries, from 1998 to 1999. His responsibilities included the establishment of all accounting, human resources, and administrative infrastructure at the company, in addition to the opening of subsidiaries in Japan and Germany. From 1994 to 1998, Mr. Brandt was Chief Financial Officer of Magal Security Systems Ltd. (Nasdaq: MAGS), a global company involved in advanced computerized security systems, where he was responsible for the overall financial operations of the company and its subsidiaries in North America and Europe, and prepared all filings with the U.S. Securities and Exchange Commission. Mr. Brandt orchestrated Magal's secondary offering on Nasdaq and was responsible for corporate and financial due diligence matters relating to acquisitions in Israel and abroad.

     Mr. Brandt is a certified public accountant in Israel and holds a B.A. in Accounting and Economics from the Tel Aviv University in Israel and an M.B.A. from the Graduate School of Business Administration, Northeastern University in Boston.

     There is no family relationship between either Mr. Bigon or Mr. Brandt and any other Company executive officer or director.

ITEM 8.01      OTHER EVENTS.

     Attached as Exhibit 99.1 is a copy of a press release issued by the Company dated July 19, 2006, announcing that the Mr. Brandt will replace Mr. Bigon as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its Subsidiaries, and that Mr. Meerfeld will replace Mr. Bigon as the Chief Executive Officer of InkSure Ltd. effective September 13, 2006.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          NUMBER         DESCRIPTION

          10.1           Employment Agreement dated July 13, 2006

          99.1           Press Release dated July 19, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INKSURE TECHNOLOGIES INC.
Dated:  July 19, 2006


                                            By: /s/ Elie Housman
                                            --------------------
                                            Elie Housman
                                            Chairman and Chief Executive Officer